UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2015

DORAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Puerto Rico	001-31579	66-0312162
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico	00920-2717
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 474-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

FHLB Notice

On Friday, January 23, 2015, the Federal Home Loan Bank of New York (the “FHLB”) notified Doral Bank (the “Bank”), a wholly-owned subsidiary and the principal operating unit of Doral Financial Corporation (the “Company”), that the Bank’s borrowing terms under its credit facility had been modified from 30 days to overnight and that, barring any significant and material events occurring that impact the financial condition of the Bank, the Bank is eligible to borrow from its available credit line on an overnight basis in a business as usual environment. The FHLB also notified the Bank that as a safe and sound practice and in order to comply with the FHLB’s regulatory guidelines, the FHLB could not extend credit to a capital-deficient member that has positive tangible capital if it receives written notice from the appropriate federal banking agency (in the case of the Bank, the Federal Deposit Insurance Corporation (the “FDIC”)) that the member’s use of the FHLB’s advances is prohibited. To the Company’s knowledge the FDIC has not provided any such notice to the FHLB. The FHLB periodically checks the Bank’s status with the FDIC with its next scheduled check to occur on or about February 22, 2015. After February 22, 2015, the Company understands that the FHLB anticipates that it will thereafter seek guidance from the FDIC for each overnight advance requested by the Bank before making such advance. The Bank is currently assessing the materiality and magnitude of the impact of these changes in its liquidity forecasts.

Prompt Corrective Action Directive

On January 26, 2015, the Board of Directors (the “Board”) of the Bank received a letter dated January 26, 2015 from the FDIC notifying the Board that on January 26, 2015 the FDIC, acting under its discretionary authority, had issued against the Bank a Prompt Corrective Action Directive (the “Directive”). The Directive became effective immediately upon its receipt by the Bank.

The Directive directs the Bank to promptly (i) increase the amount of its Tier 1 capital to a level sufficient to restore the Bank to the capital category of “adequately capitalized” under Section 38(b)(1)(B) of the Federal Deposit Insurance Act; and/or (ii) accept an offer to combine with another insured depositary institution. The Directive also directs the Bank to, within thirty (30) days from the date of the Directive, submit to the FDIC an acceptable revised written capital restoration plan that complies with the applicable statutory and regulatory criteria. Previously, the FDIC advised the Bank that an acceptable plan must address the deficiencies in the Bank’s capital restoration plan that were raised by the FDIC in its letters to the Bank dated December 8, 2014 (the “December FDIC Letter”) and January 8, 2015 (the “January FDIC Letter”), including but not limited to the failure to provide for the return of the Bank to an “adequately capitalized” capital category without including the payment obligations due from the Commonwealth of Puerto Rico (“Puerto Rico”) under the Closing Agreement dated March 26, 2012 by and between the Company and the Secretary of the Puerto Rico Department of the Treasury (the “Closing Agreement”). The December FDIC Letter and the January FDIC Letter were disclosed by the Company in Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2014 and January 12, 2015, respectively.

The Bank remains subject to the operating restrictions contained in the Consent Order dated August 12, 2012 (the “Consent Order”) among the Bank, the FDIC and the Puerto Rico Office of the Commissioner of Financial Institutions (“OCIF”) and the two prompt corrective action letters received from the FDIC, dated June 12, 2014 and September 26, 2014, and by virtue of the Bank being deemed in “troubled condition.”

The Bank believes the inclusion of the payment obligations from Puerto Rico is appropriate as the Bank has a court order validating the obligation of Puerto Rico under the Closing Agreement. The Bank believes its previously submitted capital restoration plan, while not accepted by the FDIC, presents the best possible outcome for all constituencies.

As previously disclosed by the Company in its Annual Report on Form 10-K for the fiscal year ending December 31, 2013 (the “Form 10-K”), as filed with the SEC on March 21, 2014, if the Bank is unable to take prompt action that meets the requirements of the FDIC and OCIF with respect to the Consent Order, the Bank may be subject to additional regulatory enforcement actions up to and including the appointment of a receiver or conservator for the Bank. For a discussion of further risks and uncertainties that confront the Company and the Bank, please refer to the Risk Factors under the heading “Item 1A. Risk Factors” in the Form 10-K as well as all risks and cautionary statements filed under Item 8.01 and the Forward Looking Statements section of the Company’s Current Reports on Form 8-K filed with the SEC since the filing of the Form 10-K.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of, and subject to the protection of, the Private Securities Litigation Reform Act of 1995, as amended. In addition, the Company may make forward-looking statements in its other press releases, filings with the SEC or in other public or shareholder communications and its senior management may make forward-looking statements orally to analysts, investors, the media and others.

Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, but instead represent the Company’s current expectations regarding future events. Such forward-looking statements may be generally identified by the use of words or phrases such as “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “believe,” “expect,” “predict,” “forecast,” “anticipate,” “plan,” “outlook,” “target,” “goal,” and similar expressions and future conditional verbs such as “would,” “should,” “could,” “might,” “can” or “may” or similar expressions.

The Company cautions readers not to place undue reliance on any of these forward-looking statements since they speak only as of the date made and represent the Company’s expectations of future conditions or results and are not guarantees of future performance. The Company does not undertake and specifically disclaims any obligations to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of those statements other than as required by law, including the requirements of applicable securities laws.

Forward-looking statements are, by their nature, subject to risks and uncertainties and changes in circumstances, many of which are beyond the Company’s control. Factors that could cause the Company’s actual results to differ materially from those described in forward-looking statements include the adequacy of the Company’s allowance for loan and lease losses, delinquency trends, market risk and the impact of general economic conditions, interest rate changes, capital markets conditions, capital adequacy and liquidity, whether purchase price adjustments or claims of indemnification will be made in connection with the sale of performing and non-performing assets by the Company and the Bank and whether the Bank will have liability in respect of any such claim, the Bank’s ability to obtain the FDIC’s consent to a new Capital Restoration Plan and Contingency Plan and to successfully execute it if approved, the Company’s ability to continue to operate its business as a going concern, and the effect of legal or regulatory proceedings, tax legislation and tax rules, the Company’s ability to use its deferred tax assets and related reserves, the Company’s ability to collect the monies due to the Company or its subsidiaries from Puerto Rico and to qualify payment obligations from Puerto Rico as Tier 1 Capital at the Bank, compliance and regulatory matters and new accounting standards and guidance on the Company’s financial condition and results of operations. These factors and additional factors that may cause the Company’s results to differ from forward-looking statements are described more completely under the heading “Item 1A. Risk Factors” in the Form 10-K, which is available on the Company’s website at www.doralbank.com, as updated from time to time with the Company’s periodic and other reports filed and to be filed with the SEC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: January 28, 2015	By:	/s/ Enrique R. Ubarri
Enrique R. Ubarri
Executive Vice President and General Counsel